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                                                                   EXHIBIT 10.21

NUMBER: W9706001                                               **10,000** SHARES
                                  VASCO CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

This Certifies that GENERALE BANK, MONTAGNE DU PARC, 3 1000 BRUSSELS (the "holder") is the owner of 10,000 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of VASCO CORP. (the "Company") at any time through JUNE 30, 2000, (the "exercise date") at an exercise price of $4.00 per Warrant and subject to the terms, conditions and limitations set forth herein. These Warrants are exerciseable at the option of the holder.

As of Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Company at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event, at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for investment only and not with a view to the resale or distribution thereof and
(ii) that any subsequent resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, or approved by the Company, as to the applicability of such exemption.

THESE WARRANTS AND THE UNDERLYING SHARES OF VASCO CORP. COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION OR A SPECIFIC EXEMPTION FROM REGISTRATION AS REFLECTED IN A WRITTEN OPINION FROM LEGAL COUNSEL ACCEPTABLE TO THE COMPANY AS TO THE APPLICABILITY OF SUCH EXEMPTION.

In the event that prior to the exercise date, at least 80% of the Company's outstanding common stock is exchanged (the "Stock Exchange") for shares of Common Stock of a new Delaware corporation ("Newco") formed by the Company, these Warrants shall be for shares of Newco Common Stock and all references herein to the Company or VASCO Corp. shall refer to Newco and all references herein to Common Stock of the Company shall refer to Common Stock of Newco of the same class as the shares of Common Stock of Newco issued in the Stock Exchange.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this JUNE 16, 1997.


              -------------------------  -------------------------
              Secretary                  President

                             (Apply Corporate Seal)


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                                  SCHEDULE I
                               to Exhibit 10.21


                                             Issue         Expiration        Warrant      Warrants
               Name                          Date             Date            Price        Issued
Generale Bank                              06/16/97        06/30/2000          4.00        10,000
Generale Bank                              06/16/97        06/30/2000          6.00        10,000
Generale Bank                              06/16/97        06/30/2000          8.00        10,000
Generale Bank                              06/16/97        06/30/2000         10.00        10,000
